EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WPP plc (the “Company”) on Form 20-F for the period ending 31 December 2013 (the “Report”), I, Sir Martin Sorrell, Group Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company’s financial position and results of operations.

Date: 30 April 2014

/s/ Sir Martin Sorrell
Sir Martin Sorrell
Group Chief Executive